                                                                    Exhibit 10.1

                     ST. MARY LAND & EXPLORATION COMPANY
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                      RESTRICTED STOCK UNIT AWARD AGREEMENT
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         THIS RESTRICTED STOCK UNIT AWARD AGREEMENT, hereinafter referred to as the "Agreement," is made effective as of the Award Date set forth in the attached Restricted Stock Unit Award Notice (the "Award Notice"), by and between
ST. MARY LAND & EXPLORATION COMPANY, a Delaware corporation (the "Company"), and the undersigned person to whom restricted stock units have been awarded as set forth in the Award Notice (the "Participant").

         Pursuant to the terms of the St. Mary Land & Exploration Company
Restricted Stock Plan (the "Plan"), the attached Award Notice and this
Agreement, as of the Award Date the Company has awarded to the Participant
[Amount]1 restricted stock units (the "Units"), with each Unit representing the right for one share of common stock of the Company (the "Stock") to be delivered upon settlement of the Units on the Settlement Date as set forth in the Award
Notice, subject to the terms and conditions set forth in the Plan, this
Agreement and the Award Notice. Capitalized terms used but not defined in this
Agreement shall have the meanings given to them in the Plan or in the Award
Notice.

         1. Vesting of Units.
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(a)      Vesting. Subject to the provisions contained herein, the Units shall
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         vest as set forth in the Vesting Schedule in the Award Notice, provided that (i) in the event that as of the Award Date the Participant is an employee of the Company or any subsidiary thereof, vesting shall cease when the Participant is no longer employed by the Company or any subsidiary thereof, or (ii) in the event that as of the Award Date the
         Participant is a non-employee member of the Company's Board of
         Directors, vesting shall cease when the Participant is no longer a member of the Company's Board of Directors.

         In the event that as of the Award Date the Participant is an employee of the Company or any subsidiary thereof, the Units shall, irrespective of the other provisions of this subsection (a) of this Section 1, continue to vest according to the Vesting Schedule notwithstanding the termination of the Participant's employment with the Company if such termination is the result of the Participant's retirement from the
         Company upon the Participant having both reached the age of sixty and completed twelve years of service with the Company, provided that prior to full vesting of the Units the Participant does not after such retirement become employed on a full-time basis by a competitor of the
         Company prior to reaching age sixty-five. In the event that as of the

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1        Items in brackets are features that vary among individual awards.

         Award Date the Participant is a non-employee member of the Company's
         Board of Directors, the Units shall, irrespective of the other provisions of this subsection (a) of this Section 1, become fully vested upon the Participant's retirement from the Company's Board of
         Directors after having completed at least five years of service to the
         Company.

(b)      Acceleration. The Units shall become fully vested irrespective of the
         -------------
         provisions of subsection (a) of this Section 1 either: (i) immediately prior to the completion of the merger or sale of substantially all of the Stock or assets of the Company in a transaction in which the
         Company is not the survivor, except for the merger of the Company into a wholly owned subsidiary (and the Company shall not be considered the surviving corporation for purposes hereof if the Company is the survivor of a reverse triangular merger); or (ii) upon termination of the Participant's employment with the Company or a subsidiary thereof because of death, permanent and total disability or normal retirement upon reaching the age of sixty-five. In the event of such acceleration of the vesting of the Units, the Settlement Date shall also be accelerated to permit prompt settlement of the Units.

(c)      Termination. Irrespective of the other provisions of this Section 1,
         ------------
         the Units shall terminate (i) after the completion of the merger or sale of substantially all of the Stock or assets of the Company in a transaction in which the Company is not the survivor, except for the merger of the Company into a wholly owned subsidiary (and the Company shall not be considered the surviving corporation for purposes hereof if the Company is the survivor of a reverse triangular merger); or (ii)
         upon the Company's termination of the employment of the Participant by the Company or a subsidiary thereof for cause.

         2. Settlement of Units. If not previously terminated, the Units shall,
            --------------------
to the extent vested, be settled on the Settlement Date. Settlement of the vested Units may be made (a) solely through the issuance of shares of Stock or
(b) at the mutual election of the Participant and the Company, in a combination of shares of Stock and cash. The cash value of Units settled in cash shall be based on the closing price of a share of Stock as reported on the New York Stock
Exchange or other applicable public market on the trading day immediately preceding the Settlement Date. In no event shall the total value of Unit settlements with the Participant under the Plan during any calendar year exceed the value at the time of settlement of the maximum number of shares of Stock issuable to any one participant under the Plan during any calendar year pursuant to Section 5.2 of the Plan. Upon the settlement of the Units, the Company shall deliver to the Participant a certificate for the number of shares of Stock issued to the Participant in settlement of the Units. The Participant shall not be permitted to elect to further defer settlement beyond the Settlement Date pursuant to Section 6.2(b)(ii) of the Plan.

         3. Transfer Restrictions. Outstanding Units that have not been settled
            ----------------------
shall not be transferable by the Participant, and the Participant shall not be permitted to sell, transfer, pledge or otherwise encumber such Units or the shares of Stock issuable in settlement thereof, other than (A) to the person or persons to whom the Participant's rights under such Units pass by will or the laws of descent and distribution, (B) to the spouse or the descendants of the
Participant or to trusts for such persons to whom or which the Participant may transfer such Units, (C) to the legal representative of any of the foregoing, or

(D) pursuant to a qualified domestic relations order as defined under Section
414(p) of the Code or similar order or agreement relating to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of the Participant. Any such transfer shall be made only in compliance with the Securities Act of 1933 and the requirements therefor as set forth by the Company. Any attempted transfer in contravention of the foregoing provisions shall be null and void and of no effect.

         4. Adjustments Upon Changes in Capitalization. Whenever a stock split,
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stock dividend or other relevant change in capitalization of the Company occurs, the number and kind of shares of Stock that are subject to any outstanding Units under this Agreement that have not been settled shall be proportionately and appropriately adjusted.

         5. No Dividend Equivalents or Stockholder Rights Until Stock Issued.
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The Units shall not be credited with Dividend Equivalents. In addition, the
Participant shall have no voting, transfer, liquidation or other rights of a holder of Stock with respect to the Units until such time as shares of Stock have been issued by the Company to the Participant in settlement of the Units.
Until the Units are settled or terminated, the Units will represent only bookkeeping entries by the Company to evidence unfunded and unsecured obligations of the Company.

         6. Notices. Any notice relating to this Agreement shall be in writing
            --------
and delivered in person or by certified mail to the address or addresses on file with the Company. Any notice to the Company shall be addressed to it at its principal office, attention of the Secretary. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

         7. Benefits of Agreement. This Agreement shall inure to the benefit of
            ----------------------
and be binding upon each successor of the Company and the Participant's heirs, legal representatives and permitted transferees. This Agreement shall be the sole and exclusive source of any and all rights which the Participant and the
Participant's heirs, legal representatives and permitted transferees may have with respect to the Plan and the Units.

         8. Resolution of Disputes. Any dispute or disagreement which arises
            -----------------------
under, or as a result of, or in any way relates to, the interpretation, construction or applicability of this Agreement shall be resolved as determined by the Board of Directors of the Company or by any Committee appointed by the
Board for such purpose. Any determination made hereunder shall be final, binding and conclusive for all purposes.

         9. Controlling Documents. The provisions of the Plan are hereby
            ----------------------
incorporated into this Agreement by reference. In the event of any inconsistency between this Agreement and the Plan, the Plan shall control.

         10.Amendments. This Agreement may be amended only by a written
            -----------
instrument executed by both the Company and the Participant.

         11.No Right to Continued Employment. Nothing contained in this
            ---------------------------------
Agreement shall confer on the Participant any right to continue to be employed by the Company or its subsidiaries or shall limit the Company's right to terminate the employment of the Participant at any time. However, nothing in this Agreement shall affect any other contractual rights that exist between the
Participant and the Company or its subsidiaries.

         12.Tax Withholding. The Company may make such provisions and take such
            ----------------
steps as it deems necessary or appropriate for the withholding of any taxes that the Company is required by law or regulation of any governmental authority, whether federal, state or local, to withhold in connection with the Units subject to this Agreement.

                                    * * * * *

         IN WITNESS WHEREOF, the Company and the Participant have caused this
Restricted Stock Unit Award Agreement to be entered into effective as of the
Award Date.

                                    COMPANY:

                                    ST. MARY LAND & EXPLORATION COMPANY,
                                    a Delaware corporation

                 By: __________________________________________
                 Printed Name: ________________________________
                 Title: _______________________________________

                                            PARTICIPANT:

                 ______________________________________________
                 Printed Name: ________________________________

                 Date: ___________________

Attachment:  Restricted Stock Unit Award Notice

                     ST. MARY LAND & EXPLORATION COMPANY
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                       RESTRICTED STOCK UNIT AWARD NOTICE
                       ----------------------------------

[Date]

[Name]
[Address]

Dear [Name]:

         Pursuant to the terms and conditions of the St. Mary Land &
Exploration Company Restricted Stock Plan (the "Plan"), you have been awarded
[Number] Restricted Stock Units (the "Units"), with each Unit representing the right for one share of common stock of the Company to be delivered upon settlement of the Units on the Settlement Date set forth below. The Units are subject to all of the terms and conditions of the Plan and the attached
Restricted Stock Unit Award Agreement, which are both incorporated herein in their entirety.

                     Awarded  To: [Name]

                     Award  Date: [Award Date]

         Shares Subject to Units: [Number]

                Vesting Schedule: The Units shall vest 25%
                                  immediately upon the Award Date and then
                                  an additional 25% yearly on each of the
                                  next three anniversaries of the Award
                                  Date, provided that on such vesting date
                                  you are then employed by the Company or
                                  any subsidiary thereof or are a member
                                  of the Company's Board of Directors, as
                                  follows:

                                  [Vesting Installment Amount] on [Vesting Date]
                                  [Vesting Installment Amount] on [Vesting Date]
                                  [Vesting Installment Amount] on [Vesting Date]

                                  In addition, the Units shall become fully
                                  vested under the terms specified in Section
                                  1 of the Restricted Stock Unit Award
                                  Agreement.

                 Settlement Date: [Settlement Date]

         By your signature below, you hereby acknowledge receipt of the Units awarded on the date shown above, which have been awarded to you under the terms and conditions of the Plan and the attached Restricted Stock Unit Award
Agreement. You further acknowledge receipt of a copy of the Plan, a prospectus for the Plan and the Restricted Stock Unit Award Agreement, and agree to conform to all of the terms and conditions of the Units, the Plan and the Restricted
Stock Unit Award Agreement.

COMPANY:

ST. MARY LAND & EXPLORATION COMPANY, a Delaware corporation

By: __________________________________________      Date: ______________________
Printed Name: ________________________________
Title: _______________________________________

PARTICIPANT:

Signature: ___________________________________      Date: ______________________
                         [Name]

Attachment:  Restricted Stock Unit Award Agreement